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                                             EXHIBIT 99(2)



EXHIBIT (99)(2)


                CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement, on Form S-3 (Registration No. 333-11521), relating to Central Hudson Gas & Electric Corporation's Stock Purchase Plan, of our report dated January 23, 1998 (except as to Note 1 of the Consolidated Financial Statements which is as of February 4, 1998) appearing in the Annual Report of Central Hudson Gas & Electric Corporation, on Form 10-K, for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission on February 10, 1998. We also consent to the reference to us under the heading "Legal Opinions and Experts" in such Prospectus.


PRICE WATERHOUSE LLP

New York, New York
February 10, 1998
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